NONCOMPETITION AGREEMENT

     THIS NONCOMPETITION AGREEMENT (this "Agreement") is made as of May 13, 2004
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by and between YDI WIRELESS, INC., a Delaware corporation ("Parent"), and the
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undersigned shareholder or other stakeholder ("Stakeholder") of KarlNet, Inc., a
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Delaware corporation (the "Company").
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                                    RECITALS

     A. Concurrently with the execution of this Agreement, Parent, KFire Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), the Company, Douglas J. Karl, and Elise Karl have entered into
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an Agreement and Plan of Reorganization dated as of May 13, 2004 (the "Merger
Agreement") pursuant to which the Company will merge with and into Merger Sub (the "Merger") and outstanding shares of the Company's capital stock will be converted into the right to receive shares of common stock of Parent ("Parent Common Stock") and cash. The Closing Date (as defined in the Merger Agreement) shall be the "Effective Date" of this Agreement.

     B. As a condition to the Merger, the Merger Agreement contemplates, among other things, that Stakeholder shall enter into this Agreement.

     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent and Stakeholder hereby agree as follows:

     1. Acknowledgements by Stakeholder. Stakeholder acknowledges that (a)
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Stakeholder has occupied a position of trust and confidence with the Company prior to the date hereof and has had access to, and will continue to have access to, and has become familiar with the following, any and all of which constitute confidential information of the Company (collectively the "Confidential
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Information"): (i) any and all information concerning the business and affairs
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of the Company, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures and architectures (and related processes, formulae, compositions, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information of the Company and any other information, however documented, of the Company that is a trade secret within the meaning of applicable trade secret law; (ii) any and all information concerning the business and affairs of the Company (which includes historical financial statements, financial projections and budgets, historical and projected sales, plans, competitive and other strategies, capital spending budgets and plans, the names and backgrounds of key personnel, and personnel training and techniques and materials), however documented; and (iii) any and all notes, analysis, compilations, studies, summaries, and other material prepared by or for the Company containing or based, in whole or in part, on any information included in the foregoing; (b) the business of the Company is international in scope; (c) its products and services are marketed








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throughout the world; (d) the Company competes with other businesses that are or could be located in any part of the world; (e) the Company and Parent are engaged in a highly competitive industry; (f) the goodwill associated with the existing business, customers, and assets of the Company prior to the Merger are an integral component of the value of the Company to Parent and is reflected in the consideration payable to Stakeholder pursuant to the Merger Agreement; (g) Parent has required that Stakeholder make the covenants set forth in this Agreement as a condition to the Merger; (h) Stakeholder's agreement as set forth herein is necessary to preserve the value of the Company for Parent following the Merger; (i) Parent and the Company would be irreparably damaged if Stakeholder were to breach the covenants set forth in this Agreement; (j) Stakeholder is receiving significant consideration in connection with the Merger; and (k) in the event Stakeholder's employment with the Company ended, Stakeholder would be able to obtain suitable and satisfactory employment without violation of this Agreement. For the foregoing reasons, among others, the Stakeholder agrees that the provisions of this Agreement, including without limitation the provisions in Sections 2 and 3 below, are reasonable and necessary to protect and preserve Parent's business.

     2. Treatment of Confidential Information. Stakeholder acknowledges and
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agrees that all Confidential Information known or obtained by Stakeholder, whether before or after the date hereof, is the property of Parent and the Company. Therefore, Stakeholder agrees that Stakeholder will not, at any time, disclose to any unauthorized persons or entities or use for his own account or for the benefit of any third party any Confidential Information, whether Stakeholder has such information in Stakeholder's memory or embodied in writing or other physical form, without Parent's written consent, unless and to the extent that the Confidential Information is or becomes generally known to and available for use by the public other than as a result of Stakeholder's fault or the fault of any other person or entity bound by a duty of confidentiality to Parent or the Company. Stakeholder agrees to deliver to Parent, at any time Parent may request, all documents, memoranda, notes, plans, records, reports, and other documentation, models, components, devices, or computer software, whether embodied in a disk or in other form (and all copies of all of the foregoing), relating to the businesses, operations, or affairs of the Company and any other Confidential Information that Stakeholder may then possess or have under Stakeholder's custody, possession, or control.

     3. Covenant Not to Compete or Solicit
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         (a) For purposes of this Section 3, the term "Parent" shall include
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Parent and all of its affiliated entities, including without limitation Merger
Sub, the Company, and any other direct and indirect subsidiaries of Parent.

         (b) For a period of three years after the Effective Date (the "Restricted Period"), Stakeholder shall not, directly or indirectly, any place
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in the world engage in, invest or own an interest in (except as specifically permitted below), manage, operate, join, control, lend money or financial or other assistance to, or participate or in any manner be connected with, as an officer, partner, equity holder, creditor, consultant, agent, manager, employee, co-venturer or otherwise, lend Stakeholder's name or any similar name to, lend Stakeholder's credit to, or render any services or advice to, any business or other enterprise engaged in or about to engage in designing, developing, producing, licensing, marketing, distributing, selling, or leasing a Competing Product or otherwise engage in any practice the purpose of which is to evade the






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provisions of this Agreement; provided, however, that Stakeholder may hold less than one percent of the outstanding capital stock of any public company (e.g., a corporation required to file periodic reports with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, whose securities are listed on any securities exchange, quoted on the Nasdaq National or SmallCap Market, or traded in the over-the-counter market) as a passive investment but without otherwise participating in the activities of such enterprise. For purposes of this Agreement, "Competing Product" means any product or service that competes with or will compete with any product, product line, or service related to such product or product line of the wireless voice and data communications (and related wireless networking and telecommunications software and equipment) business of Parent as they presently exist or as may be in existence or in development on the date of termination of Stakeholder's employment.

         (c) During the Restricted Period, Stakeholder shall not, directly or indirectly, either for himself or any other person or entity, (A) solicit, induce, or encourage, or take any action which is intended to solicit, induce, or encourage or has the effect of soliciting, inducing, or encouraging, any employee of Parent to terminate or otherwise leave the employ of Parent, (B) in any other way interfere with the relationship between Parent and any employee of Parent, (C) employ, or otherwise engage as an employee, independent contractor, or otherwise, any employee of Parent, or (D) solicit, induce, or encourage, or take any action which is intended to solicit, induce, or encourage or has the effect of soliciting, inducing, or encouraging, any customer, supplier, licensee, or business relation of Parent to cease or reduce doing business with Parent or in any way interfere with Parent's relationship with any customer, supplier, licensee, or business relation.

         (d) During the Restricted Period, Stakeholder shall not, directly or indirectly, either for himself or any other person or entity, solicit the business of any person or entity known to Stakeholder to be a customer of Parent, whether or not Stakeholder had personal contact with such person or entity.

         (e) Stakeholder shall not directly or indirectly, at any time during or after the Restricted Period, disparage Parent or any of its shareholders, directors, officers, employees, or agents.

         (f) During the Restricted Period, Stakeholder shall, within two days after accepting any employment, advise Parent of the identity of any employer of Stakeholder. Parent may serve notice upon each such employer that Stakeholder is bound by this Agreement and furnish each such employer with a copy of this Agreement or relevant portions thereof.

         (g) In the event of a breach by Stakeholder of any covenant set forth in this Section 3, the term of the Restricted Period will be extended by the period of the duration of such breach.

         (h) Stakeholder's obligations under this Agreement shall remain in effect if Stakeholder's employment with the Company is terminated for any reason.



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     4. Remedies. If Stakeholder breaches any of the covenants set forth in this
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Agreement, Parent will be entitled to the following remedies:

         (a) Damages from Stakeholder;

         (b) To offset against any and all amounts owing to Stakeholder under the Merger Agreement any and all amounts which Parent claims under Subsection 4(a) of this Agreement;

         (c) In addition to its right to damages and any other rights it may have, to obtain injunctive or other equitable relief to restrain any breach or threatened breach or otherwise to specifically enforce the provisions of this Agreement, it being agreed that money damages alone would be inadequate to compensate Parent and would be an inadequate remedy for such breach.

The rights and remedies of the parties to this Agreement are cumulative and not alternative.

     5. Miscellaneous.
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         (a) Governing Law; Consent to Personal Jurisdiction. This Agreement
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shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws. Stakeholder hereby consents to the personal jurisdiction of the state and federal courts located in Delaware for any action or proceeding arising from or relating to this Agreement and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

         (b) Severability. To the maximum extent possible, each provision and
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term of this Agreement will be interpreted in a manner to be effective and valid to the full extent written. In the event that any provision of this Agreement shall be determined to be unenforceable, prohibited, or invalid, then any such provision will be ineffective only to the extent of such unenforceability, prohibition, or invalidity without invalidating or affecting in any manner whatsoever the remainder of such provision or the remaining provisions of this Agreement. Without limiting the generality of the foregoing, in the event a court of competent jurisdiction determines that the provisions of Section 3 of this Agreement are excessively broad as to duration, geographic scope, or activity, it is expressly agreed that Section 3 shall be construed so that the remaining provisions shall not be affected but shall remain in full force and effect and any such over-broad provisions shall be deemed, without further action on the part of any person, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable in such jurisdiction.

     (c) No Assignment. Because the nature of the Agreement is specific to the
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actions of Stakeholder, Stakeholder may not assign or delegate this Agreement.
This Agreement shall inure to the benefit of Parent and its successors and assigns.

     (d) Notices. All notices and other communications hereunder shall be in
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writing and shall be deemed given if delivered personally or by commercial delivery service or






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mailed by registered or certified mail (return receipt requested) or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as the party shall specify by like notice). If so mailed, they shall be deemed given upon the earlier of actual receipt or three business days after mailing.

         (i)      if to Parent, to:

                  8000 Lee Highway
                  Falls Church, VA 22042
                  Attention:  Robert E. Fitzgerald
                  Facsimile No.:  (703) 205-0672

                  with a copy to:

                  David L. Renauld
                  20 Industrial Drive East
                  South Deerfield, MA  01373
                  Facsimile No.:  (413) 665-0089

         (ii) if to Stakeholder, at the address set forth on the signature page hereto.

         (e) Entire Agreement. This Agreement and the Merger Agreement
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constitute the entire agreement and understanding between the parties with respect to the subject matter of this Agreement and supersede all prior written and oral discussions, agreements, and understandings relating to the subject matter hereof. This Agreement may not be amended, changed, or modified, except by an agreement in writing executed by the party to be charged with the amendment.

         (f) Waivers. Neither the failure nor any delay by any party in
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exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

         (g) Headings. All captions and section headings used in this Agreement
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are for convenience only and do not form a part of this Agreement.

         (h) Counterparts. This Agreement may be executed in one or more
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counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. A facsimile or copy of a signature is valid as an original.





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         (i) Expenses. If any legal proceeding is necessary to enforce or
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interpret the terms of this Agreement, or to recover damages for breach hereof, the prevailing party shall be entitled to receive from the other party reasonable attorneys' fees and necessary costs and disbursements incurred in such litigation, in addition to any other relief to which such prevailing party may be entitled.

         (j) Timing. Time is of the essence as to the performance of the
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parties' obligations set forth hereunder.

                            [SIGNATURE PAGE FOLLOWS]



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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above written.

                                                 YDI WIRELESS, INC.



                                                 By:
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                                                 Name:   Robert E. Fitzgerald
                                                 Title:  Chief Executive Officer


                                                 STAKEHOLDER:



                                                 -------------------------------
                                                 Name:
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                                                 Address:
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                                                 Facsimile:
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                  [SIGNATURE PAGE TO NONCOMPETITION AGREEMENT]


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